UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 25, 2004

COLONIAL REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware	000-20707	63-1098468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35202
(Address of principal executive offices) (Zip Code)

        Registrant’s telephone number, including area code: (205) 250-8700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 1.01	Entry into a Material Definitive Agreement
Item 9.01	Financial Statements and Exhibits
Signatures
Exhibit Index

Item 1.01 Entry into a Material Definitive Agreement

Colonial Properties Trust (“Colonial”), CLNL Acquisition Sub LLC, a wholly-owned subsidiary of Colonial (“Colonial Merger Sub”), and Cornerstone Realty Income Trust, Inc. (“Cornerstone”) entered into an Agreement and Plan of Merger, dated as of October 25, 2004 (the “Merger Agreement”), which sets forth the terms and conditions pursuant to which Cornerstone will be merged with and into Colonial Merger Sub (the “Merger”). Colonial Realty Limited Partnership (“Colonial Partnership”) is a subsidiary of Colonial.

Under the terms of the Merger Agreement, Cornerstone shareholders have the right to elect to receive the merger consideration in Colonial common shares or preferred depositary shares, subject to the restriction that the preferred depositary shares issued shall not exceed 25 percent of the total merger consideration. The Merger Agreement provides that Cornerstone shareholders who elect to receive common shares will receive 0.2584 Colonial common shares for each Cornerstone share. Cornerstone shareholders who elect to receive preferred depositary shares will receive 0.4200 shares of $25 liquidation preference redeemable Series E Preferred Depositary Shares with a dividend rate of 7.62 percent (subject to increase based on future increases in the level of quarterly Colonial common share dividends above $0.79 per share) which will be listed on the NYSE. The exchange ratios are subject to adjustments based on the resolution of certain tax matters of Cornerstone. Pursuant to the Merger Agreement, subsequent to the closing of the Merger, Colonial will contribute its entire interest in Colonial Merger Sub to Colonial Partnership and Colonial Merger Sub will become a wholly owned subsidiary of Colonial Partnership.

Completion of the Merger is subject to a number of customary conditions, including, but not limited to, the approval of the Merger Agreement by the shareholders of Cornerstone and the shareholders of Colonial, the receipt of necessary consents, the resolution of certain tax matters of Cornerstone and the redemption of Cornerstone’s existing Series A preferred shares.

Under the terms of the Merger Agreement, Cornerstone has the right to terminate the transaction if Colonial’s average common share price for the 20 trading days preceding 10 trading days prior to the close of the transaction is below $31.00, subject to Colonial’s right to pay additional consideration, in the form of Colonial common shares, cash or a combination, equal to $31.00 minus Colonial’s average common share price. Colonial has the right to terminate the transaction if Colonial’s average common share price for the same period is above $49.00.

Concurrently with the execution of the Merger Agreement, Glade M. Knight, Chairman and Chief Executive Officer of Cornerstone, and a related entity entered into a voting agreement (the “Knight Voting Agreement”) with Colonial. Pursuant to the Knight Voting Agreement, Mr. Knight has agreed to vote his common shares of Cornerstone in favor of the Merger and other transactions contemplated by the Merger Agreement, and against any action or agreement in opposition to or in competition with the Merger. In addition, concurrent with the execution of the Merger Agreement, Thomas H. Lowder, Chairman of the Board, President and Chief Executive Officer of Colonial, and related entities entered into a voting agreement (the “Lowder Voting Agreement”) with Cornerstone. Pursuant to the Lowder Voting Agreement, Mr. Lowder has agreed to vote his common shares of Colonial in favor of the issuance of Colonial shares contemplated by the Merger under the listing standards of the New York Stock Exchange, and against any action or agreement made or taken in opposition to or in competition with the Merger.

For additional information, reference is made to the Merger Agreement and the Voting Agreements, which are incorporated by reference herein as exhibits to this report, and the press release, which is incorporated by reference herein as an exhibit to this report. The foregoing descriptions are qualified in their entirety by reference to the Merger Agreement and the Voting Agreements.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of October 25, 2004, by and among Colonial Properties Trust, CLNL Acquisition Sub LLC and Cornerstone Realty Income Trust, Inc. (incorporated by reference to Exhibit 2.1 to Colonial's Current Report on Form 8-K filed with the SEC on October 28, 2004)
10.1
Voting Agreement, dated as of October 25, 2004, by and among Colonial Properties Trust, Glade M. Knight and JAMN Ltd Partnership LLC (incorporated by reference to Exhibit 10.1 to Colonial's Current Report on Form 8-K filed with the SEC on October 28, 2004)
10.2
Voting Agreement, dated as of October 25, 2004, by and among Cornerstone Realty Income Trust, Inc., Thomas H. Lowder and related entities (incorporated by reference to Exhibit 10.2 to Colonial's Current Report on Form 8-K filed with the SEC on October 28, 2004)
99.1
Joint Press Release, dated October 25, 2004, of Colonial Properties Trust and Cornerstone Realty Income Trust, Inc. (incorporated by reference to Exhibit 99.1 to Colonial's Current Report on Form 8-K filed with the SEC on October 28, 2004)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL REALTY LIMITED PARTNERSHIP
By: COLONIAL PROPERTIES TRUST, its general partner
Date: October 28, 2004	By: /s/ Weston M. Andress
Name: Weston M. Andress
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
2.1
Agreement and Plan of Merger, dated as of October 25, 2004, by and among Colonial Properties Trust, CLNL Acquisition Sub LLC and Cornerstone Realty Income Trust, Inc. (incorporated by reference to Exhibit 2.1 to Colonial's Current Report on Form 8-K filed with the SEC on October 28, 2004)
10.1
Voting Agreement, dated as of October 25, 2004, by and among Colonial Properties Trust, Glade M. Knight and JAMN Ltd Partnership LLC (incorporated by reference to Exhibit 10.1 to Colonial's Current Report on Form 8-K filed with the SEC on October 28, 2004)
10.2
Voting Agreement, dated as of October 25, 2004, by and among Cornerstone Realty Income Trust, Inc., Thomas H. Lowder and related entities (incorporated by reference to Exhibit 10.2 to Colonial's Current Report on Form 8-K filed with the SEC on October 28, 2004)
99.1
Joint Press Release, dated October 25, 2004, of Colonial Properties Trust and Cornerstone Realty Income Trust, Inc. (incorporated by reference to Exhibit 99.1 to Colonial's Current Report on Form 8-K filed with the SEC on October 28, 2004)